Prospectus supplement dated June 1, 2017
to the following prospectus(es):
BOA Next Generation II FPVUL, Nationwide YourLife Accumulation VUL - New York, Nationwide YourLife Protection VUL - New York, Nationwide YourLife Survivorship VUL - New York, Marathon Performance VUL, Nationwide YourLife Accumulation VUL – NLAIC, Nationwide YourLife Protection VUL – NLAIC, and Nationwide YourLife Survivorship VUL
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are made to the prospectus:
(1)	The prospectus offers the following underlying mutual fund(s) as investment option(s) under the contract/policy. Effective May 1, 2017, the name of the investment option(s) are updated as indicated below:

CURRENT NAME	UPDATED NAME
Nationwide Variable Insurance Trust - DFA NVIT Capital Appreciation Fund: Class P	Nationwide Variable Insurance Trust - NVIT DFA Capital Appreciation Fund: Class P
Nationwide Variable Insurance Trust - DFA NVIT Moderate Fund: Class P	Nationwide Variable Insurance Trust - NVIT DFA Moderate Fund: Class P
(2)	The prospectus offers the following underlying mutual fund(s) as investment option(s) under the contract/policy. Effective June 5, 2017, the name of the investment option(s) are updated as indicated below:

CURRENT NAME	UPDATED NAME
Janus Aspen Series - Enterprise Portfolio: Institutional Shares	Janus Henderson VIT Enterprise Portfolio: Institutional Shares
Janus Aspen Series - Forty Portfolio: Service Shares	Janus Henderson VIT Forty Portfolio: Service Shares
Janus Aspen Series - Global Technology Portfolio: Service Shares	Janus Henderson VIT Global Technology Portfolio: Service Shares
Janus Aspen Series - Overseas Portfolio: Service Shares	Janus Henderson VIT Overseas Portfolio: Service Shares
PROS-0358